Exhibit 32.1

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officers of Independent Development Film Corporation. a Nevada corporation (the "Company"), does hereby certify, to the best of his knowledge, that:

1.     The Quarterly Report on Form 10-Q for the period ending June 30, 2013 (the "Report") of the Company complies in all material respects with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 20, 2013

INDEPENDENT FILM DEVELOPMENT CORPORATION

BY:      George Ivakhnik

           /s/ George Ivakhnik

                George Ivakhnik

                Interim Chief Executive Officer

By:        Rachel Boulds

           /s/Rachel Boulds

              Rachel Boulds

              Chief Financial Officer and Director